                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 26, 2006

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              NEVADA                                            30-0233726
-------------------------------                           ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                  202 Dostyk Ave, 4th Floor, Almaty, Kazakhstan
                  ---------------------------------------------
                    (Address of principal executive offices)

                                     050051
                                    ---------
                                   (Zip Code)

                                +7 (3272) 375-125
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
             Exchange Act

Item 5.02 Departure of Principal Financial Officer

         On January 26, 2006, Mr. Anuar Kulmagambetov resigned as the Chief
Financial Officer of the Company. Mr. Kulmagambetov's resignation was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices.

         As a result of Mr. Kulmagambetov's resignation, on January 26, 2006, our board of directors appointed Sanat Kasymov to serve as our Chief Financial
Officer. Following is a brief description of the business background of Mr.
Kasymov:

         Mr. Kasymov graduated from Istanbul University of Istanbul, Turkery in
1998 where he was awarded a Bachelors degree in Economics with an emphasis in
International Relations. In 2003, Mr. Kasymov passed the AICPA Uniform CPA
Examination. From April 1999 through December 2001 Mr. Kasymov was employed as the Chief Specialist of the Corporate Relations Department of Demir Kazakhstan
Bank. From December of 2001 through 2004 Mr. Kasymov was employed at Deloitte &
Touche as a Senior Auditor where he became proficient in the application of both international and national accounting (ISA/ US GAAS) and auditing standards
(IAS/ US GAAP). Since February 2005 Mr. Kasymov has been serving as the
Financial Manager of BMB Munai, Inc. Mr. Kasymov is not a director of any SEC reporting company. Mr. Kasymov is 30 years old.

         There are no family relationships among any of the Company's officers or directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BMB MUNAI, INC.

Date: February 1, 2006                               By: /s/ Adam R. Cook
                                                        ------------------------
                                                        Adam R. Cook, Secretary

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